EXHIBIT 10.4


                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of _____________ ___, 2006, by and among Diomed Holdings, Inc., a Delaware corporation (the "Company"), and the purchasers signatory hereto (the "Purchasers").

      This Agreement is made pursuant to the Securities Purchase Agreement, dated as of ______________ ___, 2006, by and among the Company and the Purchasers (the "Purchase Agreement").

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

1.    Definitions.

      Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Advice" shall have the meaning set forth in Section 6(d).

            "AMEX" shall have the meaning set forth in Section 2(b).

            "Effectiveness Date" means, with respect to the initial Registration Statement required to be filed hereunder, the 120th calendar day following the date hereof.

            "Effectiveness Period" shall have the meaning set forth in Section 2(a).

            "Event" shall have the meaning set forth in Section 2(b).

            "Event Date" shall have the meaning set forth in Section 2(b).

            "Filing Date" means, with respect to the initial Registration Statement required hereunder, the 45th calendar day following the date hereof.

            "Holder" or "Holders" means the holder or holders, as the case may be, from time to time, of Registrable Securities.

            "Indemnified  Party"  shall  have the  meaning  set forth in Section
      5(c).

            "Indemnifying  Party"  shall have the  meaning  set forth in Section
      5(c).

            "Inspectors" shall have the meaning set forth in Section 3(i).

            "Losses" shall have the meaning set forth in Section 5(a).

            "NASD" shall have the meaning set forth in Section 3(h).

            "National Market" shall have the meaning set forth in Section 2(b).

            "NYSE" shall have the meaning set forth in Section 2(b).

            "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act or any preliminary prospectus if used prior to the date of the Registration Statement), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Records" shall have the meaning set forth in Section 3(i).

            "Registrable Securities" means (i) all of the shares of Common Stock issuable upon exchange in full of the 2006 Preferred Stock, (ii) all Warrant Shares, (iii) any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing and (iv) any additional shares issuable in connection with any antidilution provisions in the Par Warrants.

            "Registration Statement" means the registration statement(s) required to be filed hereunder (including, without limitation, any registration statement required to be filed under Section 2(d) hereof), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

            "Registration  Trigger  Date"  shall have the  meaning  set forth in
      Section 3(b).

            "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

            "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.


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

            "Selling Holder  Questionnaire"  shall have the meaning set forth in
      Section 3(a).

            "Small Cap Market" shall have the meaning set forth in Section 2(b).

            "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Par Warrants.

2.    Resale Registration.

      (a) The Company shall prepare promptly and file with the Commission as soon as practicable, but in no event after the Filing Date, a resale Registration Statement covering the resale of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule
415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable within 90 days from the Closing Date, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the Company Counsel pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). Such Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) (A) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder and (B) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The financial statements of the Company included in any such Registration Statement or incorporated by reference therein (x) shall comply as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the Commission applicable with respect thereto, (y) shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed on summary statements) and (z) fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end adjustments). The Registration Statement shall include the Plan of Distribution substantially in the form of Annex A. At the time of effectiveness, the Company shall ensure that such Registration Statement covers at least 125% of the Registrable Securities issuable upon full exchange of the 2006 Preferred Stock (without giving effect to any Limitations on Ownership), including, if necessary, by filing an amendment prior to the effective date of the Registration Statement to increase the number of Registrable Securities covered thereby. The Registration Statement filed hereunder, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule
416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exchange of the 2006 Preferred Stock and exercise of the Par Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Holders and their counsel prior to its filing or other submission, and shall be subject to the reasonable approval of the Holders, provided, that such approval shall be deemed to have been given if the Company or its counsel shall not have received comments by the Holders or their counsel prior to 4:00 p.m. (Eastern Standard Time) on the business day following the transmission of any such Registration Statement, amendment or supplement or request for acceleration (other than the initial Registration Statement, as to which such period shall be three business days). The Company shall immediately notify the Holders via facsimile of the effectiveness of the Registration
Statement  on  the  same  day  that  the  Company   receives   notification   of
effectiveness from the Commission. Failure to so notify the Holders within one Trading Day of such notification shall be deemed an Event under Section 2(b).


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

      (b) If: (i) the Registration Statement is not filed on or prior to the Filing Date, (ii) the Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by the Effectiveness Date,
(iii) during the Effectiveness Period the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 20 consecutive Trading Days or more than an aggregate of 30 Trading Days during any 12-month period (which need not be consecutive Trading Days), or (iv) the Common Stock is not listed or included for quotation on the Nasdaq Capital Market (the "SmallCap Market"), the Nasdaq National Market (the "National Market"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX") at any time after the Effectiveness Date hereunder (any such failure or breach being referred to as an "Event", and for purposes of clauses (i), (ii) and (iv), the date on which such Event occurs, or for purposes of clause (iii) the date on which such 20 or 30 calendar day period, as applicable, is exceeded being referred to as the "Event Date"), in addition to any other rights the Holders may have hereunder or under applicable law, until such date as the applicable Event is cured but subject to the Liquidated Damages Cap, the Company shall pay each Holder an amount in cash equal to 3.0% per month of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder (which remedy shall not be exclusive of any other remedies available at law or in equity), on demand by the Holder, as full liquidated damages and not as a penalty (including, for this purpose, any shares of 2006 Preferred Stock that have been exchanged into Underlying Shares then held by such Holder as if such shares of 2006 Preferred Stock had not been so exchanged). The liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. For the avoidance of doubt, liquidated damages as described above shall not accrue or be paid to any Holder after the Liquidated Damages Cap applicable to such Holder has been reached.


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

      (c) The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the Commission. If a Purchaser sells or otherwise transfers any of such Purchaser's Registrable Securities to one or more of the other Purchasers, each transferee Purchaser shall be allocated a pro rata portion of the number of Registrable Securities included in such Registration Statement for such transferor Purchaser at the time of transfer. Any shares of Common Stock included in a Registration Statement that remain allocated to any Purchaser which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Purchasers, pro rata based on the number of Registrable Securities then held by such Purchasers which are covered by the Registration Statement.

      (d) In the event that the SEC does not permit the Warrant Shares to be registered in the same Registration Statement as the shares of Common Stock issuable upon exchange of the 2006 Preferred Stock, the Company shall prepare and file with the Commission as soon as practicable, and in any event no later than the first issuance by the Company of any Par Warrants, an additional resale Registration Statement covering the resale of the Warrant Shares issuable upon exercise of any and all Par Warrants that the Company may issue from time to time.

3.    Registration Procedures.

      In connection with the Company's registration obligations hereunder, the Company shall:

      (a) Cause its officers and directors and its counsel to, and use its best efforts to cause its independent certified public accountants to, respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a "reasonable investigation," within the meaning of the Securities Act. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Holder Questionnaire") not less than two Trading Days prior to the Filing Date.

      (b) The Company shall permit a single firm of counsel designated by the Purchasers to review any Registration Statement required to be filed hereunder and all amendments and supplements thereto a reasonable period of time prior to its filing with the Commission and not file any document in a form to which such counsel reasonably objects.

      (c) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424;
(iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto, and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in the Prospectus as so supplemented and (v) submit to the Commission, before the close of business on the second business day immediately following the business day on which the Company learns (either by telephone or in writing) that no review of such Registration Statement will be made by the Commission or that the staff of the Commission has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date as soon as practicable.


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

      (d) In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is, for any three consecutive trading days (the last of such three trading days being the "Registration Trigger Date"), insufficient to cover 125% of the Registrable Securities then issued or issuable upon exchange of the 2006 Preferred Stock (without giving effect to any Limitations on Ownership applicable to the 2006 Preferred Stock and/or the Par Warrants, the Company shall provide each Holder written notice of such Registration Trigger Date within three business days thereafter and shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover 125% of the Registrable Securities issued or issuable upon exchange of the 2006 Preferred
Stock (without giving effect to any Limitations on Ownership) as of the Registration Trigger Date, in each case, as soon as practicable, but in any event within 15 days after the Registration Trigger Date.

      (e) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable, and in any event within one (1) Trading Day and (if requested by any such Holder) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto, as promptly as reasonably possible, to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it contrary to the best interest of the Company to allow continued availability of the Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.


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

      (f) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment. The Company shall use its best efforts to notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Holder as such Holder may reasonably request).

      (g) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

      (h) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(e).

      (i) Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify the Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.


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

      (j) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration
Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

      (k) Without limiting the generality of the foregoing, within three business days after any Registration Statement that includes Registrable Securities is declared effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to any Holder whose Registrable Securities are included in such Registration Statement), an opinion of such counsel in the form attached hereto as Exhibit A.

      (l) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses
(ii) through (v) of Section 3(e) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this
Section 3(l) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to
Section 2(b), for a period not to exceed 15 consecutive days or 60 days (which need not be consecutive days) in any 12 month period.

      (m) The Company shall use its best efforts to promptly cause all of the Registrable Securities covered by any Registration Statement to be listed or designated for quotation on the SmallCap Market, the National Market, the NYSE, the AMEX or any other national securities exchange or automated quotation system and on each additional national securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any, if the listing or quotation of such Registrable Securities is then permitted under the rules of such exchange or automated quotation system, and in any event, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers, Inc. (the "NASD") as such with respect to the Registrable Securities.


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

      (n) Comply with all applicable rules and regulations of the Commission.

      (o) The Company shall make generally available to the Holders as soon as practicable, but in no event later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement. The Company will be deemed to have complied with its obligations under this Section 3(o) upon the Company's filing, on an appropriate form, the appropriate report of the Company as required by the Exchange Act of 1934, and the rules and regulations thereunder, or any similar successor statute.

      (p) At the request of any Holder, the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to any Registration Statement required to be filed hereunder and the prospectus used in connection with such Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

      (q) The Company shall make  available  for  inspection by (i) each Holder,
(ii) any underwriter participating in any disposition pursuant to any Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Holders, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable such Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Holder) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Nothing herein shall be deemed to limit any Holder's ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

      (r) In the case of an underwritten public offering, at the request of any Holder, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to any such Holder and in form, scope and substance as is customarily given in an underwritten public offering and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and any such Holder.

      (s) At the option of the Company, require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the person(s) having voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company's request, any liquidated damages that are accruing at such time shall be tolled (only as to such Holder) and any Event that may otherwise occur solely because of such delay shall be suspended (only as to such Holder), until such information is delivered to the Company.

      (t) The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws,
(ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement that includes such Holder's Registrable Securities, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Holder consents to the form and content of any such disclosure. The Company shall, upon learning that disclosure of any information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and cooperate with the Holder, at the Holder's expense, in taking appropriate action to prevent disclosure of, or to obtain a protective order for, such information.


4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of photocopying), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5.    Indemnification.

      (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, members, partners, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any joint or several and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law (including, without limitation, any state securities law), rule or regulation relating to the offer or sale of the Registrable Securities except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii) through (vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and Holder has acknowledge receipt of such notice and prior to the receipt by such Holder of the Advice contemplated in
Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

      (b) Indemnification by Holders. In connection with any Registration Statement in which a Holder is participating, each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or
(ii) to the extent that (A) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(ii) through (vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater than the dollar amount of the gross proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

      An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that it would be inappropriate due to actual or potential conflicts of interest that are likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

      Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the
Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

      (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such
Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations , provided, however, (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 5(a) or 5(b), as the case may be, (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.    Miscellaneous.

      (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

      (b) No Piggyback on Registrations  by the Company.  Except as set forth on
Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

      (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

      (d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The
Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

      (e) Piggy-Back Registrations by the Holders. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

      (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

      (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

      (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

      (i) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(b), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

      (j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

      (k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

      (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (o) Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.


                              ********************
                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                        DIOMED HOLDINGS, INC.


                                        By:  ___________________________
                                             Name:  James A. Wylie, Jr.
                                             Title: Chief Executive Officer







                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                           [SIGNATURE PAGE OF HOLDERS]


Name of Investing Entity: __________________________


By:  ______________________________________________
         (Signature of Authorized Signatory of Investing Entity)

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________



                           [SIGNATURE PAGES CONTINUE]

                                                                         Annex A

                              Plan of Distribution

      Each selling stockholder (each "Selling Stockholder") of the common stock ("Common Stock") of Diomed Holdings, Inc., a Delaware corporation (the "Company") and any of their pledgees, transferees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the market or exchange on which the Common Stock is listed or quoted for trading (the "Trading Market") or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

      o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

      o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      o "at the market" to or through market makers into an existing market for the shares;

      o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

      o an exchange distribution in accordance with the rules of the applicable exchange;

      o     privately negotiated transactions;

      o settlement of short sales entered into after the date of this prospectus;

      o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

      o     a combination of any such methods of sale;

      o     through   transactions  in  options,   swaps  or  other   derivative
            securities, whether exchange-listed or otherwise; or

      o     any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

      In connection with the sale of Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. To the extent permitted by the applicable rules of the American Stock Exchange, the Selling Stockholders may also sell shares of Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

      The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

      Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

      We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

      Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders, and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

                                                                         Annex B

Diomed Holdings, Inc.

                 Selling Securityholder Notice and Questionnaire

      The undersigned beneficial owner of common stock, par value $0.001 per share (the "Common Stock"), of Diomed Holdings, Inc., a Delaware corporation (the "Company"), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of September 30, 2005 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

      Certain   legal   consequences   arise  from  being  named  as  a  selling
securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

      The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.       Name.

         (a) Full Legal Name of Selling Securityholder:


                  --------------------------------------------------------------


         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:


                  --------------------------------------------------------------


         (c) Full legal name of natural control person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):


                  --------------------------------------------------------------


2.       Address for Notices to Selling Securityholder:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Telephone:
          ----------------------------------------------------------------------

Fax:
     ---------------------------------------------------------------------------

Contact Person:
                ----------------------------------------------------------------

3.       Beneficial Ownership of Registrable Securities:

         (a)      Type  and   principal   amount   of   Registrable   Securities
                  beneficially owned:


                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

4.       Broker-Dealer Status:

         (a)      Are you a broker-dealer?

                                 Yes [_] No [_]

         Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

         (b)      Are you an affiliate of a broker-dealer?

                                 Yes [_] No [_]

         (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                 Yes [_] No [_]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

         Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

         State the type and Amount of Other Securities beneficially owned by the Selling Securityholder:


                  --------------------------------------------------------------

                  --------------------------------------------------------------

6.       Relationships with the Company:

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

         State any exceptions here:


                  --------------------------------------------------------------

                  --------------------------------------------------------------

         The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

         IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated:                          Beneficial Owner:
       ----------------------                    -------------------------------


                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

         Diomed Holdings, Inc.
         1 Dundee Park
         Andover, MA  01810
         Attn:  Christopher Geberth, Vice President, Finance
         Fax 978-475-8488

                                                                   Schedule 6(b)


                         Outstanding Registration Rights


See Schedule 3.1(g) and Schedule 3.1(v) of the Company's Disclosure Schedule to the Purchase Agreement, which are hereby incorporated by this reference in its entirety.

                                                                       EXHIBIT A


[Date]

[Transfer Agent]


RE: [NAME OF COMPANY]

Ladies and Gentlemen:

We are counsel to Diomed Holdings, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and we understand that the investors identified on the attached Schedule of Investors (each, a "Holder") has purchased from the Company shares of 2006 Preferred Stock that are exchangeable into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"). Pursuant to a Registration Rights Agreement, dated as of ________________ ____, 2006, by and among the Company and the signatories thereto (the "Registration Rights Agreement"), the Company agreed with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on [_____________ ___, ____], the Company filed a Registration Statement on Form S-___ (File No. 333- _____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder. The Registration Statement was declared effective by the SEC on _____________, ____.

In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered into an order declaring the Registration Statement effective under the Securities Act at [time of effectiveness] on [date of effectiveness], and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC.

Based on the foregoing, we are of the opinion that the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,


[NAME OF COUNSEL]

cc:   The Holders identified on the attached Schedule of Investors

                              Schedule of Investors

[List of Purchasers as included in the Registration Statement schedule of Selling Stockholders]